UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005

CABG MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-51050 (Commission File Number)	41-958628 (IRS Employer Identification No.)

14505 — 21st Avenue North, Suite 212
Minneapolis, Minnesota 55447
(Address of Principal Executive Offices) (Zip Code)

(763) 258-8005
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 14, 2005, CABG Medical, Inc. announced that the over-allotment option to purchase an additional 825,000 shares of its common stock at a price of $5.50 per share has been exercised by the underwriters of the Company’s recent initial public offering. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements: None.

     (b) Pro forma financial information: None.

     (c) Exhibits:

     99.1 Press release dated January 14, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005

CABG MEDICAL, INC.
By	/s/ John L. Babitt
John L. Babitt
President, Chief Operating Officer and Chief Financial Officer

3066126

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 14, 2005	000-51050

CABG MEDICAL, INC.

EXHIBIT NO.	ITEM
99.1	Press release dated January 14, 2005.